Buffalo Science & Technology Fund
A series of Buffalo Funds®

Supplement dated April 26, 2012
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2011, as supplemented

Effective June 29, 2012, the Board of Trustees of Buffalo Funds (the “Trust”) has approved a change to the name of the Buffalo Science & Technology Fund (the “Science & Technology Fund”).  Effective June 29, 2012, the Science & Technology Fund’s name will be changed to “Buffalo Discovery Fund”.

Effective June 29, 2012, the discussion of the Fund’s investment strategy in the prospectus will read as follows:

The Discovery Fund normally invests in domestic common stocks of companies that the Advisor believes have the potential to grow rapidly and sustainably due to innovation and whose growth prospects are not widely recognized by the market.  Innovation includes the discovery of better or more efficient products, services, processes, technologies, or ideas that benefit consumers, business, and other users.  The Fund invests in domestic companies across all industries and market capitalizations whose growth prospects are derived from new and innovative ideas, products, or services.  While these types of companies are often found in the healthcare, technology, industrial, and consumer sectors, the Discovery Fund may select stocks from any sector where the Advisor believes innovation creates robust and sustainable growth opportunity.  The Fund’s investments will consist of primarily domestic companies; however, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies traded on U.S. stock exchanges.

In its security selection process for the Discovery Fund, the Advisor seeks to identify a broad range of companies in a diversified group of industries that are expected to benefit from innovation.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis, such as product cycles and the quality of management; (3) rigorous valuation analysis; and (4) a long-term perspective.  The Advisor may sell the Discovery Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for reference.